EMERALD MUTUAL FUNDS
                             THE EMERALD GROWTH FUND
                   THE EMERALD SELECT BANKING AND FINANCE FUND
                       THE EMERALD SELECT TECHNOLOGY FUND

                        CLASS A SHARES AND CLASS C SHARES

      SUPPLEMENT DATED MAY 26, 2004 TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 28, 2003
        _________________________________________________________________

     The information herein amends the information in the Statement of Additional Information of the Emerald Mutual Funds of the HomeState Group dated October 28, 2003 (the "SAI").

     The first paragraph under the subheading "Investment Adviser and Principal Underwriter" on page 33 of the SAI is s deleted and replaced in its entirety as set forth below:

     Emerald Advisers, Inc., 1703 Oregon Pike, Lancaster, PA 17601, and Citco-Quaker Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, are the Funds' investment adviser (Adviser) and distributor (Distributor), respectively. The Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distributor is a Pennsylvania corporation, a broker-dealer registered with the Securities and Exchange Commission (SEC), and a member of the National Association of Securities Dealers, Inc., (NASD). Some officers of the Funds are also employed by the Adviser. Some of such officers and other employees of the Adviser distribute shares and perform wholesaler activities on behalf of the Funds as registered representatives of the Distributor. All amounts out of sales charges on the Class A Shares and Class C Shares in respect of shareholder accounts not represented by a financial intermediary and not otherwise payable by the Distributor to selling dealers, are paid to registered representatives of the Distributor who may also be employees of the Adviser and officers of the Funds.

     The seventh paragraph under the subheading "The Distribution Plans" on page 37 of the SAI is deleted and replaced in its entirety as set forth below:

     With respect to shareholder accounts not represented by a financial intermediary, the Distributor pays service fees and asset-based sales charges, to the extent applicable, generated by those accounts under the Plans to either the Adviser or certain officers of the Adviser who are also registered representatives of the Distributor. In certain instances, these fees are paid to officers of the Adviser where there is a customer relationship and account maintenance and other customer services are provided. The remaining fees are paid to the Adviser to recoup marketing expenses incurred by the Adviser on behalf of the Funds. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Series' Plan described above and the terms of service agreements between dealers and the Distributor.